Exhibit 99.29
                                -------------
                Computational Materials and/or ABS Term Sheets

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  FICO           UPB          % of Total Deal   Avg LTV    Max LTV    % Full Doc   % Owner Occ     % IO
---------------------------------------------------------------------------------------------------------------
<520        $13,867,659.65              2.77%    75.87%    100.00%        81.54%       100.00%    1.79%
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520-539     $23,229,225.73              4.65%    77.23%    100.00%        79.46%        98.87%    3.72%
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540-559     $35,364,460.40              7.07%    78.64%    100.00%        74.36%        98.00%    3.41%
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560-579     $57,920,930.04             11.58%    79.96%    100.00%        74.96%        98.21%   29.89%
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580-599     $95,331,472.33             19.06%    84.27%    100.00%        81.52%        99.07%   45.34%
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600-619    $114,481,197.81             22.89%    86.19%    100.00%        80.39%        97.43%   47.44%
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620-639    $117,481,845.74             23.49%    87.43%    100.00%        71.79%        97.10%   61.46%
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640-659     $17,777,886.47              3.56%    82.19%    100.00%        57.15%        91.86%   25.19%
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660-679     $10,968,407.66              2.19%    82.65%    100.00%        61.94%        98.43%   27.50%
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680-699      $7,309,329.00              1.46%    76.19%    90.00%         33.92%        93.44%    4.93%
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700-719      $2,242,021.52              0.45%    79.33%    80.00%         15.76%       100.00%    0.00%
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720-739      $1,779,586.18              0.36%    78.54%    80.00%         41.25%       100.00%    0.00%
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740-759      $1,700,015.64              0.34%    80.00%    80.00%         13.40%       100.00%    0.00%
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760-779        $620,792.62              0.12%    72.69%    80.00%          0.00%        19.53%    0.00%
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780-799
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800-819
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

----------------------------------------------------------------------------------------------------------
  FICO                    WAC                          % Second Lien (Simultaneous or Silent)     Def Rate
----------------------------------------------------------------------------------------------------------
<520                                         7.53%                                    0.00%
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520-539                                      7.57%                                    2.68%
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540-559                                      7.50%                                    0.00%
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560-579                                      7.06%                                    1.52%
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580-599                                      7.04%                                    9.67%
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600-619                                      6.92%                                    9.98%
--------------------------------------------------------------------------------------------
620-639                                      6.81%                                   13.87%
--------------------------------------------------------------------------------------------
640-659                                      6.65%                                   24.46%
--------------------------------------------------------------------------------------------
660-679                                      6.41%                                   38.70%
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680-699                                      6.15%                                   54.52%
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700-719                                      5.97%                                   62.07%
--------------------------------------------------------------------------------------------
720-739                                      6.11%                                   85.70%
--------------------------------------------------------------------------------------------
740-759                                      6.33%                                  100.00%
--------------------------------------------------------------------------------------------
760-779                                      6.69%                                   19.53%
--------------------------------------------------------------------------------------------
780-799
--------------------------------------------------------------------------------------------
800-819
--------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
  FICO     % of Total Deal            Avg LTV   Max LTV % Full Doc   % Owner Occ           WAC   Margin
------------------------------------------------------------------------------------------------------------
  <520               0.13%             80.00%    80.00%    100.00%       100.00%         6.85%    6.85%
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520-539              0.44%             62.58%    72.50%    100.00%       100.00%         6.05%    5.59%
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540-559              0.61%             75.49%    90.00%     82.56%       100.00%         7.34%    7.32%
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560-579              8.78%             77.23%   100.00%     76.27%        99.13%         6.92%    6.61%
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580-599             21.92%             83.32%   100.00%     86.19%       100.00%         6.83%    6.61%
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600-619             27.54%             85.39%   100.00%     84.93%        97.03%         6.74%    6.59%
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620-639             36.61%             87.01%   100.00%     74.91%        96.54%         6.67%    6.60%
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640-659              2.27%             82.22%    95.00%     56.87%        85.27%         6.65%    6.59%
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660-679              1.53%             87.10%   100.00%     83.19%       100.00%         6.60%    6.72%
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680-699              0.18%             90.00%    90.00%    100.00%       100.00%         6.00%    6.00%
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700-719
------------------------------------------------------------------------------------------------------------
720-739
------------------------------------------------------------------------------------------------------------
740-759
------------------------------------------------------------------------------------------------------------
760-779
------------------------------------------------------------------------------------------------------------
780-799
------------------------------------------------------------------------------------------------------------


--------------------------------------------------
  FICO      % Second Lien (Simultaneous or Silent)
--------------------------------------------------
  <520                                       0.00%
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520-539                                      0.00%
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540-559                                      0.00%
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560-579                                      3.53%
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580-599                                     14.27%
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600-619                                     13.17%
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620-639                                     17.96%
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640-659                                     11.74%
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660-679                                      0.00%
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680-699                                      0.00%
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700-719
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720-739
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740-759
--------------------------------------------------
760-779
--------------------------------------------------
780-799
--------------------------------------------------